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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K




                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JUNE 13, 2003
                        (Date of earliest event reported)


                               US DATAWORKS, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                       001-15385              84-1290152
 (State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


              5301 Hollister Road, Suite 250, Houston, Texas 77040
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 934-3855


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ITEM 5.  OTHER EVENTS


         On June 13, 2003, the Company announced that it had filed restated audited financial statements for the fiscal years ended March 31, 2002 and March 31, 2001. The Company also announced the filing of its restated unaudited quarterly financial statements for all quarterly periods beginning with the three-month period ended June 30, 2001 through the period ended December 31, 2002.

         A copy of the press release issued on June 13, 2003 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press Release dated June 13, 2003.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  June 13, 2003.

                                               US DATAWORKS, INC.



                                               By   /S/ CHARLES E. RAMEY
                                                  -----------------------------
                                                        Charles E. Ramey
                                                    Chief Executive Officer

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                                INDEX TO EXHIBITS


   Exhibit
   Number                       Description
   -------   ---------------------------------------------------
     99.1           Press Release dated June 13, 2003.


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